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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   November 7, 2000
                                                  ------------------------------

                           ONYX PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                   0-28298                  94-3154463
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)


              3031 Research Drive, Richmond, California   94806
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (510) 222-9700
                                                          ----------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 9.  Regulation FD Disclosure

     Pursuant to Regulation FD, information is being furnished below with respect to presentations made by scientists and clinical investigators of Onyx Pharmaceuticals, Inc. ("Onyx"), on November 7, 2000. Attached and incorporated herein by reference are abstracts of these presentations given at the EORTC/NCI/AACR, November 7, 2000 Conference. These abstracts are being furnished under Item 9, as Exhibits 99.1, 99.2, 99.3, and 99.4, attached hereto.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ONYX PHARMACEUTICALS, INC.


Date: January 16, 2001             By: /s/ Gregory Giotta
                                       -----------------------------------
                                   Name: Gregory Giotta, Ph.D., J.D.
                                   Title: Vice President and Chief Legal Counsel


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                                  EXHIBIT INDEX

Exhibit
Number   Description of Document
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99.1     Abstract, Introduction and Summary

         Johnson et al., "Adenovirus targeting deregulation of the RB tumor suppressor pathway in cancer cells demonstrate potent anti-tumor activity."

99.2     Abstract, Introduction, Strategy and Conclusion

         Laquerre et al., "p53-selectively replicating adenoviruses expressing the cytosine deaminase prodrug converting enzyme."

99.3     Abstract and Study Summary

         Reid et al., "Intra-arterial administration of a replication-selective adenovirus CI-1042 (ONYX-015) in patients with colorectal carcinoma metastatic to the liver: safety, feasibility and biological activity."

99.4     Abstract, Summary and Conclusion

         Shen et al., "Analyses of single amino acid substitution mutants of adenovirus type 5 E1B-55K protein."